SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                          JUNE 23, 2003 (JUNE 24, 2003)




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        OKLAHOMA                      1-13726                     73-1395733
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                      Identification No.)


6100 NORTH WESTERN AVENUE,        OKLAHOMA CITY, OKLAHOMA           73118
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    (Address of principal executive offices)                      (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.  REGULATION FD DISCLOSURE

         Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on June 23, 2003. The following was included in the Press Release:


                     CHESAPEAKE ENERGY CORPORATION ANNOUNCES
                 SECOND QUARTER 2003 EARNINGS RELEASE
                               AND CONFERENCE CALL

     OKLAHOMA CITY, OKLAHOMA, JUNE 23, 2003 - Chesapeake Energy Corporation (NYSE:CHK) has scheduled its second quarter earnings release to be issued after the close of trading on the New York Stock Exchange on Monday, July 28, 2003.

     A conference call is scheduled for Tuesday morning, July 29, 2003 at 9:00 am EDT to discuss the release. The telephone number to access the conference call is 913.981.5533. We encourage those who would like to participate in the call to place your calls between 8:50 and 9:00 am EDT.

     For those unable to participate in the conference call, a replay will be available for audio playback at 12:00 pm EDT on Tuesday, July 29, 2003 and will run through midnight Monday, August 11, 2003. The number to access the conference call replay is 719.457.0820; passcode for the replay is 448860.

     The conference call will also be simulcast live on the Internet and can be accessed by going directly to the Chesapeake website at WWW.CHKENERGY.COM and selecting "Conference Calls" under the "Investor Relations" section. The webcast of the conference call will be available on our website indefinitely.

     Chesapeake Energy Corporation is the 8th largest independent natural gas producer in the U.S. Headquartered in Oklahoma City, the company's operations are focused on 3-D seismic delineated exploratory drilling combined with developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The company's Internet address is WWW.CHKENERGY.COM.


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




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CHESAPEAKE ENERGY CORPORATION


                                              BY: /S/ AUBREY K. MCCLENDON
                                                 ------------------------------
                                                      AUBREY K. MCCLENDON
                                                   Chairman of the Board and
                                                    Chief Executive Officer

Dated:        June 24, 2003



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